HUMANA INC. RESTRICTED STOCK UNIT AGREEMENT AND AGREEMENT NOT TO COMPETE OR SOLICIT UNDER THE AMENDED AND RESTATED STOCK INCENTIVE PLAN THIS RESTRICTED STOCK UNIT AGREEMENT ("Agreement") made as of <award_date> (the “Date of Grant”) by and between HUMANA INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Company"), and <first_name> <middle_name> <last_name>, an employee of the Company (hereinafter referred to as "Grantee"). WITNESSETH: WHEREAS, the Amended and Restated Humana Inc. Stock Incentive Plan (the "Plan") was approved by the Company's Board of Directors and stockholders; and WHEREAS, the Company desires to award to Grantee Restricted Stock Units in accordance with the Plan. NOW, THEREFORE, in consideration of the award of Restricted Stock Units to Grantee, the promises and mutual covenants hereinafter set forth, and other good and valuable consideration, the Company and Grantee agree as follows: I. RESTRICTED STOCK UNIT GRANT A. Grant. Subject to the terms and conditions hereinafter set forth, and in accordance with the provisions of the Plan, the Company hereby grants to Grantee, and Grantee hereby accepts from the Company <shares_awarded> Restricted Stock Units. Each Restricted Stock Unit represents the right of Grantee to receive (i) one (1) Share on the date of distribution provided for in Section I.E. In addition, Grantee shall also have the right to receive all of the cash or in-kind dividends that are paid with respect to the Shares represented by the Restricted Stock Units to which this award relates (“DERs”). Dividend equivalents with respect to any such Share shall be paid on the same date that such Share is issued to Grantee pursuant to Section I.E. hereof. The DERs shall be subject to the same terms and conditions applicable to the Restricted Stock Units, including, without limitation, the restrictions and non-transferability, vesting, forfeiture and distribution provisions contained in Sections I.B through I.E., inclusive, of this Agreement. In the event that the Restricted Stock Units are forfeited pursuant to Section I.D. hereof, the related DER shall also be forfeited. B. Restrictions and Non-Transferability. The Restricted Stock Units and DERs may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated. In addition, such Restricted Stock Units and DERs shall be subject to forfeiture in accordance with the provisions of Section I.D. C. Vesting of Restricted Stock Units. The Restricted Stock Units shall vest in three equal installments, with the first installment vesting on [December 15] of the year in which the Date of Grant occurs, and the next two installments vesting on [December 15] of each of the next two years (each such - 1 - 18590216.2 RSU – NCNS - RE date, a “Vesting Date”) subject to Grantee’s continued employment with the Company through each such Vesting Date, except as set forth in Sections 12 and 13 of the Plan, or as set forth below: 1. Section 13(c)(ii) of the Plan and any references to “Retirement” in any other section of the Plan will not apply to the Restricted Stock Units. 2. Notwithstanding Section 13(e)(ii)(B) of the Plan, in the event that Grantee’s employment with the Company terminates due to a Divestiture of the business to which Grantee provides services, if the Company does not maintain a strategic interest in the divested business, as determined by the Committee in its sole discretion, all outstanding Restricted Stock Units (and related DERs) shall continue to vest on the regular Vesting Date(s) in the same manner as if Grantee continued to be employed by the Company through the applicable Vesting Date(s). 3. Notwithstanding Section 13(g)(ii) of the Plan, in the event that Grantee’s employment with the Company terminates due to a Workforce Reduction or a Position Elimination, all outstanding Restricted Stock Units (and related DERs) shall continue to vest on the regular Vesting Date(s) in the same manner as if Grantee continued to be employed by the Company through the applicable Vesting Date(s). D. Forfeiture. Except as set forth in Sections 12 and 13 of the Plan (as modified by Section C above), upon the termination of Grantee's employment with the Company prior to the time the Restricted Stock Units and DERs have vested, the Restricted Stock Units and DERs shall be forfeited immediately by Grantee. E. Distributions. The Company shall issue to Grantee (or, if applicable, Grantee’s estate or personal representative) Shares (or such other securities or other property into which the Shares have been converted, with any partial Shares or other securities to be settled in cash) with respect to Grantee’s Restricted Stock Units and dividend equivalents accrued pursuant to the DERs with respect to such Restricted Stock Units, within 30 days of the date that the Restricted Stock Units vest in accordance with Section I.C hereof; provided, however, that, to the extent that the Restricted Stock Units are considered deferred compensation subject to Section 409A of the Code and the Restricted Stock Units vest in connection with Grantee’s Change in Control Termination (defined below), then unless the Change in Control is a Section 409A Change in Control, the distribution of Shares (or such other securities or other property into which the Shares have been converted) shall not be accelerated to the vesting date but such distribution shall instead occur based on the Vesting Dates set forth in Section I.C. hereof. A “Section 409A Change in Control” shall mean a Change in Control that also constitutes a “change in ownership or effective control” of the Company or a “change in ownership of a substantial portion of the assets of” the Company, in each case within the meaning of Section 409A of the Code. Notwithstanding anything to the contrary contained herein, no Shares may be transferred to any person other than Grantee unless such other person demonstrates to the reasonable satisfaction of the Company such person’s right to the transfer. F. Taxes. Federal, state and local income and employment taxes and other amounts as may be required by law to be collected by the Company (“Withholding Taxes”) in connection with the distribution of Shares, cash or other property or, to the extent applicable, vesting of the Restricted Stock - 2 -

Units or DERs hereunder, shall be paid by Grantee at such time. Notwithstanding the foregoing, the Company shall withhold delivery of a number of Shares with a Fair Market Value as of the distribution date equal to the Withholding Taxes required to be withheld in connection with such distribution. II. AGREEMENT NOT TO COMPETE AND AGREEMENT NOT TO SOLICIT. Grantee agrees and understands that the Company’s business is a profit-generating business operating in a highly competitive business environment and that the Company has a legitimate business interest in, among other things, its confidential information and trade secrets (including as protected in other agreements and policies between the Company and Grantee) that it is providing Grantee, and in the significant time, money, training, team building and other efforts it expends to develop Grantee’s skills to assist in performing Grantee’s duties for the Company, including with respect to establishing, developing and maintaining the goodwill and business relationships with Protected Relationships (defined below) and employees, each of which Grantee agrees are valuable assets of the Company to which it has devoted substantial resources. Grantee acknowledges that the grant Grantee is receiving under the Plan is a meaningful way that the Company entrusts Grantee with its goodwill and aligns Grantee with the Company objective of increasing the value of the Company’s business. Accordingly, Grantee acknowledges the importance of protecting the value of the Company’s business through, among other things, covenants to restrict Grantee from engaging in activities that would adversely affect the value of the Company and its goodwill. A. Agreement Not to Compete. Grantee agrees that during the Restricted Period (defined below) and within the Restricted Geographic Area (defined below), Grantee will not, directly or indirectly, perform the same or similar responsibilities Grantee performed for the Company in connection with a Competitive Product or Service (defined below). Notwithstanding the foregoing, Grantee may accept employment with a Competitor (defined below) whose business is diversified, provided that: (1) Grantee will not be engaged in working on or providing Competitive Products or Services, or otherwise use or disclose the Company’s confidential information or trade secrets; and (2) the Company receives written assurances from the Competitor and Grantee that are satisfactory to the Company that Grantee will not work on or provide Competitive Products or Services, or otherwise use or disclose confidential information or trade secrets. In addition, nothing in this Agreement is intended to prevent Grantee from investing Grantee’s funds in securities of a person engaged in a business that is directly competitive with the Company if the securities of such a person are listed for trading on a registered securities exchange or actively traded in an over-the-counter market and Grantee’s holdings represent less than one percent (1%) of the total number of outstanding shares or principal amount of the securities of such a person. B. Agreement Not to Solicit Protected Relationships. During the Restricted Period and in connection with a Competitive Product or Service, Grantee shall not, individually or jointly with others, directly or indirectly: (1) solicit or attempt to solicit any Protected Relationships (defined below); or (2) induce or encourage any Protected Relationships to terminate a relationship with the Company or to otherwise cease to accept services or products from the Company. - 3 -

C. Agreement Not to Solicit Employees. During the Restricted Period, Grantee shall not, individually or jointly with others, directly or indirectly: (1) or by assisting others, solicit, recruit, hire, or encourage (or attempt to solicit, recruit, hire or encourage), any Company employees or former employees with whom Grantee worked, had business contact, or about whom Grantee gained non-public or confidential information (“Employees or Former Employees”); (2) contact or communicate with Employees or Former Employees for the purpose of inducing, assisting, encouraging and/or facilitating them to terminate their employment with the Company or find employment or work with another person or entity; (3) provide or pass along to any person or entity the name, contact and/or background information about any Employees or Former Employees or provide references or any other information about them; (4) provide or pass along to Employees or Former Employees any information regarding potential jobs or entities or persons to work for, including but not limited to job openings, job postings, or the names or contact information of individuals or companies hiring people or accepting job applications; and/or (5) offer employment or work to any Employees or Former Employees. For purposes of this covenant, “Former Employees” shall refer to employees who are not employed by the Company at the time of the attempted recruiting or hiring, but were employed by, or working for the Company in the three (3) months prior to the time of the attempted recruiting or hiring and/or interference. D. Effect of Termination of Employment other than a Change in Control Termination on Agreements Not to Compete and Not to Solicit. 1. In the event Grantee voluntarily resigns or is discharged by the Company with Cause at any time prior to the vesting of the Restricted Stock Unit, the prohibitions on Grantee set forth in Sections II.A, II.B and II.C. shall remain in full force and effect. 2. In the event Grantee is discharged by the Company other than with Cause, including in connection with a Workforce Reduction or Position Elimination, or certain divestiture related terminations, prior to the vesting of the Restricted Stock Unit, the prohibitions set forth in Section II.A shall remain in full force and effect during the period of time following Grantee’s termination equal to the lesser of (x) the Restricted Period or (y) the period of time during which Grantee is deemed to be entitled to severance measured by the sum of (i) the number of weeks Grantee is entitled to severance under the Company’s applicable severance policy, plus (ii) a number of weeks equal to (A) the value of the acceleration or continuation of the vesting of the Restricted Stock Unit as a result of Grantee’s termination under this Agreement or the Plan that would otherwise have been forfeited, with such value measured by multiplying the number of Shares underlying the Restricted Stock Units that vested as a result of the termination of employment by the per Share Fair Market Value on the Last Day, divided by (B) Grantee’s then-current weekly base salary, plus (iii) any additional period that the Company determines to provide severance to Grantee, in its discretion. 3. In the event Grantee is discharged by the Company other than with Cause prior to vesting herein of the Restricted Stock Units, the prohibitions set forth in Sections II.B and II. C above shall remain in full force and effect. - 4 -

4. After the vesting of the Restricted Stock Unit, the prohibitions on Grantee set forth herein shall remain in full force and effect, except as otherwise provided in Section II.E. E. Effect of a Change in Control Termination on Agreements Not to Compete and Not to Solicit. 1. Notwithstanding anything set forth in Section II.D., in the event of a Change in Control Termination, the prohibitions on Grantee set forth in Section II.A shall remain in full force and effect only if the acquirer or successor to the Company following the Change in Control shall, solely at its option, pay, within thirty (30) days following Grantee's employment termination date with the Company or its successor, to Grantee the Non-Compete Payment. Notwithstanding any previous agreement between Grantee and the Company relating to the prohibitions on Grantee set forth in Section II.A, the “Non-Compete Payment” shall be an amount at least equal to Grantee’s then current annual base salary. Such amount shall be in addition to any other amounts paid or payable to Grantee with respect to other severance plans or policies maintained by the Company. For the avoidance of doubt, the provisions of this Section II.E shall supersede any agreement between Grantee and the Company relating to the prohibitions on Grantee set forth in Section II.A, with the exception of any similar agreement contained in (i) any employment agreement between Grantee and the Company, (ii) any agreement between Grantee and the Company not related to the employment of Grantee by the Company, (iii) any severance plan or policy of the Company and (iv) any change in control severance plan or policy of the Company. 2. In the event of a Change in Control Termination, the prohibitions on Grantee set forth in Sections II.B. and II C. shall remain in full force and effect. F. Governing Law. Notwithstanding any other provision herein to the contrary, the provisions of this Section II of the Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to its conflicts or choice of laws rules or principles that might otherwise refer construction or interpretation of this Section II to the substantive law of another jurisdiction. G. Injunctive Relief; Invalidity of Any Provision. Grantee acknowledges that (1) his or her services to the Company are of a special, unique and extraordinary character, (2) his or her position with the Company will place him or her in a position of confidence and trust with respect to the operations of the Company, (3) he or she will benefit from continued employment with the Company, (4) the nature and periods of restrictions imposed by the covenants contained in this Section II are fair, reasonable and necessary to protect the Company, (5) the Company would sustain immediate and irreparable loss and damage if Grantee were to breach any of such covenants, and (6) the Company’s remedy at law for such a breach will be inadequate. Accordingly, Grantee agrees and consents that the Company, in addition to the recovery of damages and all other remedies available to it, at law or in equity, shall be entitled to seek both preliminary and permanent injunctions to prevent and/or halt a breach or threatened breach by Grantee of any covenant contained in Section II hereof. If any provision of this Section II is determined by a court of competent jurisdiction to be invalid in whole or in part, it shall be deemed to have been amended, whether as to time, area covered or otherwise, as and to the extent required for its validity under applicable law, and - 5 -

as so amended, shall be enforceable. The parties further agree to execute all documents necessary to evidence such amendment. III. MISCELLANEOUS PROVISIONS A. Binding Effect & Adjustment. This Agreement shall be binding and conclusive upon each successor and assign of the Company. Grantee’s obligations hereunder shall not be assignable to any other person or entity. It is the intent of the parties to this Agreement that the benefits of any appreciation of the underlying Shares during the term of the Award shall be preserved in any event, including but not limited to a recapitalization, merger, consolidation, reorganization, stock dividend, stock split, reverse stock split, spin-off or similar transaction, or other change in corporate structure affecting the Shares, as more fully described in Sections 4.6 and 11 of the Plan. All obligations imposed upon Grantee and all rights granted to Grantee and to the Company shall be binding upon Grantee's heirs and legal representatives. B. Amendment. This Agreement may only be amended by a writing executed by each of the parties hereto. C. Governing Law. Except as to matters of federal law and the provisions of Section II hereof, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules. This Agreement shall also be governed by, and construed in accordance with, the terms of the Plan. D. No Employment Agreement. Nothing herein confers on Grantee any rights with respect to the continuance of employment or other service with the Company, nor will it interfere with any right the Company would otherwise have to terminate or modify the terms of Grantee's employment or other service at any time. E. Severability. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any relevant jurisdiction, or would disqualify this Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Agreement shall remain in full force and effect. F. Defined Terms. 1. Any term used herein and not otherwise defined herein shall have the same meaning as in the Plan. Any conflict between this Agreement and the Plan will be resolved in favor of the Plan. Any disputes or questions of right or obligation which shall result from or relate to any interpretation of this Agreement shall be determined by the Committee. Any such determination shall be binding and conclusive upon Grantee and any person or persons claiming through Grantee as to any rights hereunder. 2. For the purposes of this Agreement, the following terms shall have the following meaning: (i) “Change in Control Termination” means, in the event unvested Restricted Stock Units and DERs are assumed, converted, continued or substituted in connection with a Change in Control - 6 -

in accordance with Section 11.1 of the Plan, if the employment of Grantee is terminated within two (2) years following the Change in Control (i) by the Company or its acquirer or successor for any reason other than Cause or (ii) by Grantee with Good Reason. (ii) “Competitive Product or Service” means any product, process, system or service (in existence or under development) of any person or organization other than the Company that is the same as, similar to, or competes with, a product, process, system or service (in existence or under development) upon which Grantee worked or for which Grantee had responsibilities at the Company during the twenty-four (24) months prior to the Last Day (as defined below). (iii) “Competitor” means Grantee or any other person or organization engaged in, or about to become engaged in, research or development, production, marketing, leasing, selling, or servicing of a Competitive Product or Service. (iv) “Last Day” means Grantee’s last day of employment with the Company regardless of the reason for Grantee’s separation. (v) “Protected Relationship” means policyholders, agents, brokers, dealers, distributers, sources of supply or customers with whom, within twenty-four (24) months prior to the Last Day, Grantee, directly or indirectly (e.g., through employees whom Grantee supervised) had material business contact and/or about whom Grantee obtained confidential information and trade secrets. (vi) “Restricted Geographic Area” means the territory (i.e.: (i) state(s), (ii) county(ies), or (iii) city(ies)) in which, during the twenty-four (24) months prior to the Last Day, Grantee provided material services on behalf of the Company (or in which Grantee supervised directly, indirectly, in whole or in part, the servicing activities). (vii) “Restricted Period” means the period of Grantee’s employment with the Company and a period of twelve (12) months after the Last Day. Grantee recognizes that the durational term is reasonably and narrowly tailored to the Company’s legitimate business interest and need for protection with each position. G. Execution. If Grantee shall fail to execute this Agreement, either manually with a paper document, or through the online grant agreement procedure with the Company’s designated broker–dealer, and, if manually executed, return the executed original to the Secretary of the Company, the Award shall be null and void. The choice of form will be at the Company’s discretion. H. Section 409A. All Restricted Stock Units granted pursuant to this Agreement are intended either to be exempt from Section 409A of the Code, or, if subject to Section 409A of the Code, to be administered, operated and construed in compliance with Section 409A of the Code and any guidance issued thereunder. This Agreement and the Plan shall be administered in a manner consistent with this intent and any provision that would cause the Agreement or Plan to fail to satisfy the first sentence of this section shall have no force and effect. Notwithstanding anything contained herein to the contrary, Restricted Stock Units (and related DERs) that (a) constitute “nonqualified deferred compensation” as defined under - 7 -

Section 409A of the Code and (b) vest as a consequence of Grantee’s termination of employment, shall not be delivered until the date that Grantee incurs a “separation from service” within the meaning of Section 409A of the Code (or, if Grantee is a “specified employee” within the meaning of Section 409A of the Code and any guidance issued thereunder, the date that is six months and one day following the date of such “separation from service” (or on the date of Grantee’s death, if earlier)). In addition, each amount to be paid or benefit to be provided to Grantee pursuant to this Agreement that constitutes deferred compensation subject to Section 409A of the Code, shall be construed as a separate identified payment for purposes of Section 409A of the Code. IN WITNESS WHEREOF, Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and Grantee has executed this Agreement, each as of the day first above written. "Company" ATTEST: HUMANA INC. BY: BY: JOSEPH C. VENTURA BRUCE D. BROUSSARD Chief Legal Officer & Corporate Secretary President & Chief Executive Officer “Grantee” <first_name> <middle_name> <last_name> - 8 -